UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 26, 2005, Newfield issued a press release announcing its second quarter 2005 financial and operating results and third quarter 2005 earnings guidance. A copy of the press release is furnished herewith as Exhibit 99.1.

On July 26, 2005, Newfield issued its @NFX publication, which includes an update on significant development projects and recent drilling activities, guidance for the third quarter of 2005 and updated tables detailing complete hedging positions as of July 25, 2005. A copy of this publication is furnished herewith as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure

On July 26, 2005, Newfield issued a press release providing a revised production forecast for 2005, production forecasts for 2006 and 2007 and a discussion of some of the significant reasons for the growth in production reflected in the forecasts. A copy of the press release is furnished herewith as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press release issued by Newfield Exploration Company on July 26, 2005.
	99.2	@NFX publication issued by Newfield Exploration Company on July 26, 2005.
	99.3	Press release issued by Newfield Exploration Company on July 26, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: July 28, 2005	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Newfield Exploration Company on July 26, 2005.
99.2	@NFX publication issued by Newfield Exploration Company on July 26, 2005.
99.3	Press release issued by Newfield Exploration Company on July 26, 2005.